Commitments and Contingencies	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 16 – Commitments and Contingencies

Goldshare Holdings Limited (“Goldshare”)

On April 1, 2011, the Group entered into a note subscription and share purchase agreement to acquire 3,142,857 shares (representing 44% of the outstanding shares) of Goldshare for a cash consideration of RMB22,000 thousand; and to subscribe to a convertible note to be issued by Goldshare for RMB20,000 thousand. The note is convertible into 2,857,143 new shares of Goldshare at the option of the Group. If the Group exercises the conversion option of the convertible note, the Group will hold a total of 60% of the outstanding shares of Goldshare and Goldshare will become a subsidiary of the Group. The Group has not completed the acquisition of Goldshare because the closing conditions that requires Goldshare to transfer certain businesses to be required by the Group to newly incorporated entities, is not yet completed.

Goldshare engages in the business of distribution of chassis, capacitors, resistors and enclosures with most of its operations in the PRC. The purchase consideration will be contingently payable at various dates upon achieving certain agreed future earnings levels of Goldshare.

Land use rights commitment

The Group entered into a land use rights agreement with the PRC government in Shenzhen on August 18, 2011. The Group paid RMB19,308 thousand (equivalent to USD2,985 thousand as of the purchase date) for the purchase of such land use rights. Pursuant to the land use rights agreement, the Group is required to develop on the piece of land a new headquarter for research and development purposes for the Group before August 18, 2013 and the Group is required to contribute a minimum of RMB500,000 thousand (USD78,703 thousand) for the land development.